LEGG MASON INCOME TRUST, INC.:
     Legg Mason U.S. Government Intermediate-Term Portfolio
          Legg Mason Investment Grade Income Portfolio
                Legg Mason High Yield Portfolio
       Legg Mason U.S. Government Money Market Portfolio
                         Primary Shares

         Supplement to the Prospectus dated May 1, 1997


     The first sentence of footnote A in the section entitled "Expenses" on page 4 of the Prospectus is replaced with the following:

(A) The Manager has agreed to continue to waive fees to the extent expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.00% of average daily net assets attributable to Primary Shares for such month, until the earlier of December 31, 1997, or , with respect to Government Intermediate, until its net assets reach $400 million, and with respect to Investment Grade, until its net assets reach $150 million; unless extended, the waiver will terminate on that date.

     The following sentence is inserted in the second paragraph of the section entitled "The Corporation's Board of Directors, Manager and Investment Adviser," in place of the corresponding sentence on page 28 of the Prospectus:

The Manager has also agreed that until December 31, 1997 or when Investment Grade reaches net assets of $150 million, whichever occurs first, it will continue to waive fees to the extent the Fund's expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.00% of the Fund's average daily net assets attributable to Primary Shares for such month.




                                                             August 4, 1997

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                  NAVIGATOR TAXABLE INCOME FUNDS
     Navigator U.S. Government Intermediate-Term Portfolio
          Navigator Investment Grade Income Portfolio
                 Navigator High Yield Portfolio

         Supplement to the Prospectus dated May 1, 1997


     The first sentence of footnote A in the section entitled "Expenses" on page 3 of the Prospectus is replaced with the following:

(A) The Manager has agreed to continue to waive fees to the extent expenses attributable to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 0.50% of average daily net assets attributable to Navigator Shares for such month, until the earlier of December 31, 1997, or , with respect to Government Intermediate, until its net assets reach $400 million, and with respect to Investment Grade, until its net assets reach $150 million; unless extended, the waiver will terminate on that date.

     The following sentence is inserted in the second paragraph of the section entitled "The Corporation's Board of Directors, Manager and Investment Adviser," in place of the corresponding sentence on page 21 of the Prospectus:

The Manager has also agreed that until December 31, 1997 or when Investment Grade reaches net assets of $150 million, whichever occurs first, it will continue to waive fees to the extent the Fund's expenses attributable to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 0.50% of the Fund's average daily net assets attributable to Navigator Shares for such month.




                                                            August 4, 1997